Exhibit 99.1
SPECIAL MEETING OF STOCKHOLDERS OF BOOTS & COOTS, INC. , 2010 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://materials.proxyvote.com/099469 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. Proposal to adopt the Agreement and Plan of Merger dated April 9, 2010, by and among Boots & Coots, Inc. (“Boots & Coots”),Halliburton Company (“Halliburton”) and Gradient, LLC, a direct wholly owned subsidiary of Halliburton, pursuant to which Boots & Coots will be merged with and into Gradient, LLC, with Gradient, LLC surviving. 2. Proposal to adjourn the special meeting, if necessary or appropriate to permit the solicitation of additional proxies if there are not sufficient votes at the time of the special meeting to adopt Proposal 1. If this proxy is properly executed, your shares of Boots & Coots common stock represented by this proxy will be voted in the manner you specify. If no specification is made, your shares of Boots & Coots common stock will be voted FOR the proposal to adopt the Agreement and Plan of Merger, dated as of April 9, 2010, by and among Boots & Coots, Halliburton and Gradient LLC, and FOR the proposal to adjourn the Special Meeting of Stockholders, if necessary or appropriate to permit the solicitation of additional proxies if there are not sufficient votes at the time of the Special Meeting of Stockholders to adopt Proposal 1. The undersigned acknowledges receipt of the proxy statement for the Special Meeting of Stockholders of Boots & Coots, Inc. and revokes all prior proxies for said meeting. FOR AGAINST ABSTAIN THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 AND “FOR” PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. 00030030000000000000 1090210

BOOTS & COOTS, INC. This Proxy is Solicited by the Board of Directors of Boots & Coots, Inc. for use at the Special Meeting on , 2010. The undersigned hereby appoints and as proxies, each with power to act alone and with full power of substitution, to vote all of the shares of common stock of Boots & Coots, Inc. that the undersigned is entitled to vote at the Special Meeting of Stockholders of Boots & Coots, Inc. to be held on , 2010 and any adjournments or postponements of such meeting, in the manner specified on the other side of this proxy, with all the powers that the undersigned would possess if personally present. (Continued and to be signed on the reverse side.) 14475

SPECIAL MEETING OF STOCKHOLDERS OF BOOTS & COOTS, INC. , 2010 INTERNET -Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card. TELEPHONE -Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card. Vote online/phone until 11:59 PM EDT the day before the meeting. MAIL -Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON -You may vote your shares in person by attending the Special Meeting. COMPANY NUMBER ACCOUNT NUMBER 00030030000000000000 1 090210 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 AND “FOR” PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 1. 2. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: FOR AGAINST ABSTAIN Proposal to adopt the Agreement and Plan of Merger dated April 9, 2010, by and among Boots & Coots, Inc. (“Boots & Coots”), Halliburton Company (“Halliburton”) and Gradient, LLC, a direct wholly owned subsidiary of Halliburton, pursuant to which Boots & Coots will be merged with and into Gradient, LLC, with Gradient, LLC surviving. Proposal to adjourn the special meeting, if necessary or appropriate to permit the solicitation of additional proxies if there are not sufficient votes at the time of the special meeting to adopt Proposal 1. If this proxy is properly executed, your shares of Boots & Coots common stock represented by this proxy will be voted in the manner you specify. If no specification is made, your shares of Boots & Coots common stock will be voted FOR the proposal to adopt the Agreement and Plan of Merger, dated as of April 9, 2010, by and among Boots & Coots, Halliburton and Gradient LLC, and FOR the proposal to adjourn the Special Meeting of Stockholders, if necessary or appropriate to permit the solicitation of additional proxies if there are not sufficient votes at the time of the Special Meeting of Stockholders to adopt Proposal 1. The undersigned acknowledges receipt of the proxy statement for the Special Meeting of Stockholders of Boots & Coots, Inc. and revokes all prior proxies for said meeting. Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.